Rule 497(d)


                        The First Trust(R) Combined Series 246


                  Supplement to the Prospectus dated Aprio 6, 1995

      Notwithstanding anything to the contrary in the Prospectus, commencing August 14, 2006, Securities Evaluation Service, Inc. resigned as Evaluator and was replaced by First Trust Advisors L.P., an affiliate of the Sponsor. First Trust Advisors L.P. shall be compensated for providing evaluation services to the Trust in such amounts as set forth in the Prospectus for the Trust.

August 14, 2006